THE
                                 THURLOW GROWTH
                                      FUND
                                  INVESTOR KIT
                                 AND PROSPECTUS

                             Logo THURLOW(tm) FUNDS

Photo of statue on building

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Prospectus  August 6, 1997


THE THURLOW FUNDS, INC.
1256 Forest Avenue
Palo Alto, California  94301
1-888-848-7569

THE THURLOW FUNDS, INC. (the "Company") is an open-end, diversified management investment company, commonly known as a mutual fund. The Company presently consists of a single portfolio, The Thurlow Growth Fund (the "Fund"). The Fund's investment objective is capital appreciation, with current income as a secondary objective. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks of U.S. companies, but the Fund may also invest in options on securities and stock indexes, convertible securities, common stocks of foreign issuers publicly-traded in the U.S. and American Depository Receipts.
     This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission.
     A Statement of Additional Information, dated August 6, 1997, which is a part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS

Expense Summary...............................................................3
The Fund......................................................................4
Investment Objectives and Strategy............................................4
Investment Policies and Risks.................................................5
Investment Restrictions.......................................................9
Management of the Fund........................................................9
Determination of Net Asset Value.............................................11
How to Purchase Shares.......................................................11
How to Redeem Shares.........................................................14
Retirement Plans.............................................................17
Dividends, Distributions and Taxes...........................................17
Dividend Reinvestment........................................................18
Capital Structure............................................................19
Brokerage Transactions.......................................................19
Account Statements...........................................................20
Performance Information......................................................20



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EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                None
Maximum Sales Load Imposed on Reinvested Dividends                     None
Deferred Sales Load Imposed on Redemptions                             None
Redemption Fees                                                        None(1)
Exchange Fees                                                          None(2)

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                        1.25%
12b-1 Fees                                                             0.25%(3)
Other Expenses (net of reimbursement)                                  0.45%(4)
Total Fund Operating Expenses (net of reimbursement)                   1.95%(4)


(1) A fee of $12.00 is charged for each wire redemption.

(2) A fee of $5.00 is charged for each telephone exchange.

(3) The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "HOW TO PURCHASE SHARES - Service and Distribution Plan." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund's investment adviser, Thurlow Capital Management, Inc., has agreed to reimburse the Fund to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.95% of the Fund's average net assets for the fiscal year ending June 30, 1998. After this date,the expense limitation may be terminated or revised at any time. Absent the limitation the Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses of 1.25% and 2.75%, respectively, for the fiscal year ending June 30, 1998.

EXAMPLE:
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:

     1 Year ........................................................$20
     3 Years........................................................$62

The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL OPERATING EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.
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THE FUND
The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997 and is a no-load, open-end, diversified management investment company, better known as a mutual fund. The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of one diversified investment portfolio, the Thurlow Growth Fund (the "Fund"). Thurlow Capital Management, Inc. (the "Adviser") serves as the Fund's investment adviser. Thomas F. Thurlow, founder and President of the Adviser, manages the investment of the Fund. Shares of the Fund are sold at net asset value. The minimum initial investment is $1,000 and the minimum for additional investments is $100. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value.


INVESTMENT OBJECTIVES AND STRATEGY

The Fund's primary investment objective is capital appreciation, with current income as a secondary objective. The Fund seeks to achieve its primary investment objective by investing primarily in common stocks of U.S. companies but may also invest, subject to specific limitations, in options on securities and stock indexes, convertible securities, common stocks of foreign issuers publicly-traded in the U.S. and American Depository Receipts. The Fund seeks to achieve its secondary objective of current income by investing in dividend paying common stocks, convertible securities, U.S. government securities and short-term money market instruments.
     The "Adviser" generally utilizes a middle-downTM approach to investing. In middle-down analysis, the Adviser focuses on a sector of the stock market it believes is either undervalued or is gaining momentum in the upward share prices of its components. Within such a sector, the Adviser then focuses on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow. In using a "middle-down" approach, the Adviser seeks attractively-priced companies in undervalued sectors.
     The Adviser may, from time to time, also utilize a "top-down" or "bottom-up" approach. In top-down analysis, the Adviser focuses on macroeconomic factors such as inflation, interest, currency, and tax rates. In bottom-up analysis, the Adviser focuses exclusively on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow.


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INVESTMENT POLICIES AND RISKS

GENERAL RISKS
Investment in any mutual fund has risks. There can be no assurance that the investment objectives of the Fund will be realized or that the Fund's portfolio will not decline in value. Many of the investments made by the Fund are subject to significant volatility. Risks associated with the specific types of securities in which the Fund may invest and with the investment techniques employed by the Fund are discussed below. The Fund is intended for investors who can accept this risk. An investment in the Fund should not be considered as a complete investment program. The Fund is not an appropriate vehicle for a short-term investor or for those investors having immediate financial requirements. Rather, the Fund is designed for those investors who invest for the long term and have the financial ability to undertake greater risk in exchange for the opportunity of realizing greater financial gains in the future.
     The fact the Fund has no operating history and that the Adviser has no prior experience advising investment companies should be considered to be risk factors. The Adviser is solely responsible for the selection of securities for investment by the Fund. Neither Thomas F. Thurlow, A Professional Corporation, nor Thurlow & Hearn, an association of attorneys, are responsible for any of the operations of the Company, the Fund or the Adviser.

COMMON STOCK
The Fund invests primarily in stocks of United States companies. The Fund generally looks for attractively-priced companies in undervalued sectors. The Fund may invest in companies with modest capitalization, as well as in start-up companies. Such companies often involve greater risks than larger companies because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. Additionally, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

OPTIONS ON SECURITIES AND STOCK INDEXES
The Fund may buy put and call options on securities (including long-term options or "LEAPs") and stock indexes, provided that immediately after purchase of any such option the aggregate sum of the premiums paid for such options will not exceed 20% of the Fund's net assets. The Fund will not sell (write) put or call options except to enter into closing sale transactions to liquidate options that it holds. When buying a put option on a security, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. When buying a call option on a
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security, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. If a put or a call option which the Fund has purchased expires unexercised, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon the exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index option transactions are in cash. No assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses unless it exercised the options it holds.

FOREIGN SECURITIES
The Fund may invest without limitation in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidences ownership of underlying securities issued by a foreign corporation. Such securities involve risks that are different from those of domestic issuers. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into
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which the securities are convertible, while earning higher current income than is available from the common stock. Typically, the convertible debt securities in which the Fund will invest will be of a quality less than investment grade (so-called "junk bonds"). The Fund will, however, limit its investment in non-investment grade convertible debt securities to no more than 5% of its net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities deemed by the Adviser to be of comparable quality. Securities rated B are considered predominantly speculative and generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the bond over any long period of time may be small. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser expects, however, to sell promptly any convertible debt securities that fall below a B rating quality as a result of these events. See the Statement of Additional Information for a description of applicable debt ratings.

ILLIQUID SECURITIES
The Fund does not anticipate doing so, but it may invest up to 10% of the value of its net assets in illiquid securities, including restricted securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. In determining the liquidity of a security, the Adviser, acting pursuant to procedures adopted by the Board of Directors, will consider such factors as the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities, marketplace trades and other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund, to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MONEY MARKET INSTRUMENTS AND U.S. GOVERNMENT SECURITIES
If the Adviser believes that adverse market conditions make pursuing the Fund's primary investment objective inconsistent with the best interests of the shareholders, the Adviser may temporarily invest up to 100% of its assets in money market instruments or U.S. government securities. The Fund may also invest in money market instruments and U.S. government securities for nondefensive purposes such as to achieve its secondary investment objective of current income and with repect to money market instruments in amounts the Adviser believes are reasonably necessary to satisfy anticipated redemption requests.

MONEY MARKET INSTRUMENTS.The Fund may invest in short-term, high quality money market instruments and U.S. Treasury securities with a remaining maturity of 13 months or less. The Fund may invest in certificates of deposit of U.S. banks and commercial paper and commercial paper master notes if the bank or commercial paper issuer has been rated within the two highest grades assigned by S&P or
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Moody's or has been determined by the Adviser to be of equivalent quality or, in the case of banks, provided the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the time of the investment. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. Because commercial paper master notes can be redeemed on demand, commercial paper master notes are considered to be liquid securities. There is no secondary market for commercial paper master notes. The Adviser will monitor the credit-worthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its operations as a shareholder of another investment company, the Fund would bear its pro rata share of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

U.S. GOVERNMENT SECURITIES. The Fund intends to invest only in U.S.
government securities that are backed by the full faith and credit of the U.S. Treasury. Yields on such securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio of investment in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio of investments in these securities.

OTHER INVESTMENT PRACTICES
The Fund's investment restrictions permit it to invest in warrants, borrow money to purchase securities, effect short sales and lend its portfolio securities. The Fund does not intend to engage in these investment practices during the fiscal year ending June 30, 1998. A description of these investment practices is set forth in the Statement of Additional Information.

PORTFOLIO TURNOVER
The Fund will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. In selling a security, the Adviser will consider that profits from sales of securities held less than three months must be limited in order to meet the requirement of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Fund may sell a given
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security, no matter for how long or short a period it has been held in th portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objectives, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio rate may vary from year to year. The Fund's portfolio rate will generally not exceed 200%.
     High portfolio turnover (100% or more) in any year will result in the payment by the Fund of above-average transaction costs (including brokerage commissions) and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains will be considered ordinary income for federal tax purposes. See "DIVIDENDS, DISTRIBUTIONS AND TAXES."


INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of the Fund's outstanding shares. These restrictions include the following:

(1) The Fund will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.
(2) The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     A list of the Fund's policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objectives, as well as other policies that are not deemed fundamental, may be modified by the Board of Directors without shareholder approval.


MANAGEMENT OF THE FUND

As a Maryland corporation, the business and affairs of the Fund are managed by the Board of Directors. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Thurlow Capital Management, Inc. (the "Adviser"), P.O. Box 50427, Palo Alto, California 94303-0427, under which the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser was organized in 1997 and is wholly owned by Thomas F. Thurlow, who is the Chief Executive Officer of the Adviser.

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     Thomas F. Thurlow, Chief Executive Officer and founder of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. He has held this responsibility since the Fund commenced operations. Mr. Thurlow has also served as President, Treasurer and a director of the Fund since it was organized. Mr. Thurlow is an attorney, former prosecutor and founder and associate of the law firm of Thurlow & Hearn, an association of attorneys. He has been practicing law since 1989.
     The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities. For the foregoing, the Adviser receives a monthly fee of 1/12th of 1.25% (1.25% per annum) of the daily net assets of the Fund.
     The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto. The Fund has also entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund or the Company, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly, at an annual rate of .06% of the first $200,000,000 of the Fund's average net assets, .05% of the next $500,000,000 of the Fund's average net assets, and .03% of the Fund's net assets in excess of $700,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.

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     Firstar Trust Company also provides custodial and transfer agency services for the Fund. Information regarding the fees payable by the Fund to Firstar Trust Company for these services is provided in the Statement of Additional Information.


DETERMINATION OF NET ASSET VALUE

Shares are purchased at their net asset value per share. The Fund calculates its net asset value by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. New York City time) on days that the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders for Fund shares accepted or Fund shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders for Fund shares accepted or Fund shares tendered for redemption after that time will be valued as of the close of the next trading day.
     Common stocks that are listed on any national stock exchange or quoted on the NASDAQ Stock Market will be valued at the last sale price on the date valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the NASDAQ Stock Market but which are not traded on the valuation date will be valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value. Other assets and securities for which there are no readily available market quotations are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.


HOW TO PURCHASE SHARES

Shares of the Fund may be purchased directly from the Company. The price per share of the Fund is its next determined per share net asset value after receipt of a completed account application. An account application is included with this Prospectus. Additional account applications may be obtained from the Company.
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INITIAL INVESTMENT
 The Board of Directors of the Company has established $1,000 as the minimum initial purchase for the Fund (except for initial purchases through the Automatic Investment Plan or an Individual Retirement Account for which the minimum is $500) and $100 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders of the Fund will be advised at least 30 days in advance of any increases in such minimum amounts.

TO PURCHASE BY MAIL
Account applications should be mailed directly to The Thurlow Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. All applications must be accompanied by payment in the form of a check made payable to The Thurlow Growth Fund. All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No third party checks or cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by the Fund as a result. When a purchase is made by check and redemption is made shortly thereafter, the Company may delay the mailing of a redemption check until it is satisfied that the check has cleared which may take up to twelve days. To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Note: Different forms are used for establishing retirement plans. Please call Firstar Trust Company at 1-888-848-7569 to obtain such forms. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit in the mail or with such services of account applications does not constitute receipt by Firstar Trust Company or the Fund. DO NOT mail account applications by overnight courier to the post office box address. Instead please follow the instructions set forth below.

TO PURCHASE BY OVERNIGHT OR EXPRESS MAIL
Account applications also may be sent by overnight or express mail. Please use the following address to insure proper delivery: The Thurlow Funds, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. DO NOT mail purchase application by overnight courier to the post office box address.

TO PURCHASE BY WIRE
The establishment of a new account by wire transfer should be preceded by a telephone call to Firstar Trust Company at 1-888-848-7569 to provide information for the setting up of the account. A completed account application also must be sent to the Fund at the above address immediately following the investment. A purchase request for The Thurlow Growth Fund should be wired through the Federal Reserve System as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202
     ABA number 0750-00022
     For credit to Firstar Trust Company
     Account Number 112-952-137
     For further credit to The Thurlow Growth Fund
     Shareholder name:_________________________________________________________
     Shareholder account number:_______________________________________________
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TO MAKE ADDITIONAL INVESTMENTS
Shareholders of the Fund may add to their account at any time by purchasing shares by mail ($100 minimum) or by wire ($500 minimum) according to the instructions above. Shareholders should notify Firstar Trust Company at 1-888-848-7569 prior to sending a wire. The remittance form that is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

AUTOMATIC INVESTMENT PLAN
The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of Fund shares on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a pre-authorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of Fund shares. If such date is a weekend or holiday, such purchase shall be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automatic Clearing House ("ACH"). The Fund currently does not charge a fee for participating in the Automatic Investment Plan. The transfer agent, Firstar Trust Company, will impose a $20 fee if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the account application. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Trust Company at 1-888-848-7569. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 60 days notice, if the account value is $500 or less.

GENERAL INFORMATION
As a no-load mutual fund, the Fund imposes no sales commissions and, therefore, the entire amount of an investment in the Fund is used to purchase shares in the Fund. All shares purchased will be credited to the shareholder's account and confirmed by a statement mailed to the shareholder's address. The Company does not issue stock certificates for shares purchased. Applications are subject to acceptance by the Company and are not binding until so accepted. The Fund does not, except as indicated in the following sentence, accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part. The Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers promptly to forward purchase or redemption orders to the Fund. Although there is no sales charge levied directly by the Fund, such broker-dealers may charge the investor a fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser.

SERVICE AND DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.


HOW TO REDEEM SHARES

REGULAR REDEMPTION
A shareholder may require the Company to redeem his or her shares on the Fund in whole or in part at any time during normal business hours. Redemption requests may be made in writing and directed to The Thurlow Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201 0701. Redemption requests sent by overnight or express mail should be directed to The Thurlow Funds, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. DO NOT mail redemption requests by overnight courier to the post office box address. If a redemption request is inadvertently sent to the Company at its corporate address, it will be forwarded to Firstar Trust Company, and the effective date of redemption will be delayed until Firstar Trust Company receives the request. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored by the Fund.
     Redemption requests should specify the name of the Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.

TYPE OF REGISTRATION                     REQUIREMENTS

Individual, Joint Tenants, Proprietor,   Redemption request signed by all sole
(Uniform Gift to Minors Act)             Custodial person(s) required to sign
General Partners                         account, exactly as it is registered.
Corporations, Associations               for the Redemption request and a
                                         corporate resolution, signed by the
                                         person(s) required to sign for the
                                         account, accompanied by signature
                                         guarantee(s).

Trusts Redemption requests signed by the Trustee(s) with a signature guarantee (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

     Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Trust Company, at 1-888-848-7569 for further instructions.
     Signatures need not be guaranteed unless otherwise indicated above, the redemption request exceeds $25,000, or the proceeds of the redemption are requested to be sent by wire transfer, or to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member of the New York Stock Exchange or other eligible guarantor institution. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of the redemption request by Firstar Trust Company in its capacity as transfer agent, have been satisfied.
     The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written redemption request. The amount received will depend on the market value of the investments in the Fund's at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the shareholder no later than the seventh day after receipt of the redemption request except as indicated in "HOW TO PURCHASE SHARES" for certain redemptions of shares purchased by check.

TELEPHONE REDEMPTION
Shares of the Fund may also be redeemed by calling the transfer agent, Firstar Trust Company, at 1-888-848-7569. In order to utilize this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of Firstar Trust Company, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's pre-designated account at a domestic bank. To change the designated account or address, the investor should send a written request with signature(s) guaranteed to Firstar Trust Company. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee and no telephone redemptions will be allowed within 15 days of such a change. Once made, telephone redemption requests may not be modified or canceled. The selling price of each share being redeemed will be the Fund's per share net asset value next calculated after receipt by Firstar Trust Company or the telephone redemption request.
     The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of the Fund by telephone may be modified or terminated by the Fund at any time. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring shareholders to provide some form of personal identification prior to acting upon telephone instructions and recording all telephone calls.
     During periods of substantial economic or market changes, telephone redemptions may by difficult to implement. If an investor is unable to contact Firstar Trust Company by telephone, the investor may then redeem his or her shares by delivering the redemption request to Firstar Trust Company by mail as described above.
      The Fund reserves the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. Shareholders will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in the Fund's net asset value.
     A shareholder's right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which
(a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

RETIREMENT PLANS

The Fund offers the following retirement plans that may be funded with purchases of Fund shares and may allow investors to shelter or defer some of their income from taxes.
     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as applications forms, are available from the Fund upon request. The IRA documents contain a disclosure statement that the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retire plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan that may be adopted by individuals. There is currently no charge for establishing an IRA account although there is an annual maintenance fee.
     Earnings on amounts held in an IRA are not taxed until withdrawal. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer maintained retirement plan and whose income exceeds specific limits.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
The Fund also offers a prototype simplified employee pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund will distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.
     The Fund will attempt to qualify annually for taxation as a "regulated investment company" under the Internal Revenue Code so that the Fund will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned his or her shares. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes any net capital loss.

     The Fund will notify the shareholder annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of shares in the Fund is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.
     The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding. The certification form is included as part of the account application and shall be completed when the account is opened.
     The tax discussion set forth above is included for general information purposes only. Perspective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.


DIVIDEND REINVESTMENT

The shareholder may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund, or paid in cash, or elect to have income dividends reinvested and capital gains distributions reinvested or paid in cash, or capital gains distributions reinvested and income dividends paid in cash. Please refer to the account application form accompanying this Prospectus for further information. If the applicant does not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated at the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. Cash dividends are also paid on the dividend payment date. The shareholder will be advised of the number of shares purchased and the price following each such reinvestment. An election to reinvest or to receive dividends and distributions in cash will apply to all shares registered to the shareholder, including those previously registered.
     The shareholder may change an election at any time by notifying the Fund at any time in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on a thirty days' note to participants.

CAPITAL STRUCTURE
The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Currently the shares of the Fund are the only series of shares being offered by the Company. The Company is controlled by Thomas F. Thurlow and Thomas N. Thurlow, the father of Thomas F. Thurlow, each of whom owns 50% of the shares as of August 1, 1997. Shareholders are entitled: (i) to one vote per full share;
(ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.
     The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act. The Fund has also adopted provisions in its Bylaws for the removal of directors by its shareholders.


BROKERAGE TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. The Advisory Agreement permits the Adviser to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. Although the Fund does not intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of its shares to clients, if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers, and may allocate portfolio brokerage on that basis.

ACCOUNT STATEMENTS

Shareholders of the Fund will be provided at least semi-annually with a report showing the Fund's portfolio and other information. After the close of the Company's fiscal year, which ends June 30, the Fund will provide the shareholders with an annual report containing audited financial statements.Firstar Trust Company will send an individual account statement to shareholders after each purchase, including reinvestment of dividends, or redemption of shares of the Fund. Each shareholder will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Fund during the year. Shareholders who have questions about their respective accounts should call Firstar Trust Company at 1-888-848-7569. Shareholders who have general questions about the Fund or desire additional information should write to The Thurlow Growth Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-888-848-7569.


PERFORMANCE INFORMATION

 The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect or all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).
     Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc., Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent services that each rank over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

Investment Adviser:

        Thurlow Capital Management, Inc.
        P.O. Box 50427
        Palo Alto, CA 94303-0427

Administrator, Transfer Agent, Dividend Paying Agent,
Shareholder Servicing Agent & Custodian:

        Firstar Trust Company
        615 East Michigan Street
        P.O. Box 701
        Milwaukee, WI 53201 0701
        800/261-6950

Legal Counsel:

        Foley & Lardner
        777 East Wisconsin Avenue
        Milwaukee, WI 53202-5367

Independent Auditors:

        Arthur Andersen LLP
        100 East Wisconsin Avenue
        Milwaukee, WI 53201-1215

                            THE THURLOW FUNDS, INC.
                            c/o Firstar Trust Company
                                  P.O. Box 701
                        Milwaukee, Wisconsin, 53201-9155
                              www.thurlowfunds.com

                             Logo THURLOW(tm) FUNDS

Photo of statue on building